                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           MIDWEST BANC HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]      Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                          MIDWEST BANC HOLDINGS, INC.

                             501 WEST NORTH AVENUE
                          MELROSE PARK, ILLINOIS 60160

Fellow Stockholders:

        You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Midwest Banc Holdings, Inc. (the "Company"), Melrose Park, Illinois, which will be held on May 20, 1998, at 2:00 p.m., Chicago time, at Elmcrest Banquets by Biancalana, 7370 West Grand Avenue, Elmwood Park, Illinois 60707.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR the matters to be considered.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          ROBERT L. WOODS
                                          President and Chief Executive Officer


April 15, 1998

                          MIDWEST BANC HOLDINGS, INC.

                             501 WEST NORTH AVENUE
                          MELROSE PARK, ILLINOIS 60160

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998

                             ---------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Midwest Banc Holdings, Inc. (the "Company") will be held on May 20, 1998, at 2:00 p.m., Chicago time, at Elmcrest Banquets by Biancalana, 7370 West Grand Avenue, Elmwood Park, Illinois 60707.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

          1. The election of eight (8) members of the Company's Board of Directors;

          2. The amendment of the Company's By-laws to provide for staggered terms for the Company's Board of Directors;


          3. The amendment of the Company's By-laws to increase to 66 2/3% of the outstanding voting stock the required percentage of voting stock needed to amend or repeal or adopt any provision inconsistent with the By-law provisions that govern: (i) calling of special meetings of stockholders;
     (ii) action taken by stockholders at a meeting; (iii) notice stockholders must give to bring business before a meeting; (iv) the number, tenure and qualifications of directors; (v) vacancies and newly-created directorships; and (vi) the stockholder vote required to amend the subject By-law provisions. The increased vote requirement applicable to each of the foregoing By-law provisions will be subject to separate votes at the Annual Meeting.



          4. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and


          5. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established April 8, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Midwest Banc Holdings, Inc., 501 West North Avenue, Melrose Park, Illinois 60160, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                          By Order of the Board of Directors

                                          DANIEL NAGLE
                                          Secretary

Chicago, Illinois

April 15, 1998

                          MIDWEST BANC HOLDINGS, INC.

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1998

SOLICITATION AND VOTING OF PROXIES


     This Proxy Statement is being furnished to stockholders of Midwest Banc Holdings, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting (the "Annual Meeting") of stockholders to be held on May 20, 1998 at 2:00 p.m., Chicago time, at Elmcrest Banquets by Biancalana, 7370 West Grand Avenue, Elmwood Park, Illinois 60707, and at any adjournments thereof. The 1997 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders of Common Stock of the Company ("Common Stock") on or about April 15, 1998.



     Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the eight nominees for director named in this Proxy Statement; FOR the amendment to the Company's By-laws to allow for staggered terms for the Board of Directors; FOR the amendment to the Company's By-laws increasing to 66 2/3% of the outstanding voting stock the required percentage of voting stock needed to amend or repeal or adopt any provision inconsistent with certain By-law provisions (as separate proposals); and FOR the ratification of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 1998.


     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matter that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiaries, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

     The close of business on April 8, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual

Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,279,392 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.


     Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby for any matter submitted to the stockholders for a vote ("broker non-votes"), such shares will be considered to be present for purposes of determining whether a quorum is present, but will not be considered to be present and entitled to vote at the Annual Meeting.



     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR ALL" to vote in favor of the nominees proposed by the Board of Directors, "WITHHELD FOR ALL" to vote against all of the nominees being proposed, or "FOR ALL EXCEPT" to withhold authority to vote for any individual nominee by writing the nominee's name in the space provided. Under Delaware law and the Company's By-laws, an affirmative vote of the holders of a plurality of shares, present at the Annual Meeting, represented in person or by proxy, and entitled to vote is required for a nominee to be elected as a Director. Broker non-votes are not counted as present and entitled to vote and have no effect on the election of Directors.



     As to the amendment of the Company's By-laws to allow for staggered terms for the Company's Board of Directors, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's By-laws, an affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, represented in person or by proxy, and entitled to vote, is required to constitute stockholder approval of Proposal 2. Abstentions will be counted as present and entitled to vote and have the effect of voting against Proposal 2. Broker non-votes will not be counted as present and entitled to vote and have no effect on the vote on Proposal 2.



     As to the amendment of the Company's By-laws to increase to 66 2/3% of the outstanding voting stock the required percentage of voting stock needed to amend or repeal or adopt any provision inconsistent with certain By-law provisions (with each such By-law provision treated as a separate proposal), by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's By-laws, an affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, represented in person or by proxy, and entitled to vote, is required to constitute stockholder approval of each item included under Proposal 3. Abstentions will be counted as present and entitled to vote and have the effect of voting against Proposal 3. Broker non-votes will not be counted as present and entitled to vote and have no effect on the vote on Proposal 3.



     As to the approval of Crowe, Chizek and Company LLP as independent auditors of the Company by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, represented in person or by proxy, and entitled to vote, is required to constitute stockholder approval of Proposal 4. Abstentions will be counted as present and entitled to vote and have the effect of voting against Proposal 4. Broker non-votes will not be counted as present and entitled to vote and have no effect on the vote on Proposal 4.


     Proxies solicited hereby will be returned to the Company's transfer agent, Harris Trust and Savings Bank. The Board of Directors has also designated Harris Trust and Savings Bank to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

INFORMATION WITH RESPECT TO BENEFICIAL OWNERS, NOMINEES FOR DIRECTOR AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth as of the Record Date information for: (i) those people believed by management to be the beneficial owners of more than 5.0% of the Company's Common Stock; (ii) the nominees for election to the Board of Directors of the Company; and (iii) certain executive officers of the Company. The table includes, with respect to directors, the year in which each became a director of the Company and the year in which their terms as director of the Company will expire (if Proposal 2 is adopted by the stockholders at the Annual Meeting). The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each person and all directors and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                               EXPIRATION    SHARES OF
                                                                   OF       COMMON STOCK
                                                DIRECTOR OF     TERM AS     BENEFICIALLY        PERCENT
NAME                                     AGE   COMPANY SINCE   DIRECTOR*      OWNED(2)          OF CLASS
----                                     ---   -------------   ----------   ------------        --------
NOMINEES
E.V. Silveri...........................  67        1983           2001       1,666,946(3)         15.0%
Robert L. Woods........................  68        1983           1999         383,416(4)          3.4
Angelo DiPaolo.........................  59        1983           2000         495,422(5)          4.5
Daniel Nagle...........................  64        1983           2001         322,000             2.9
Joseph Rizza...........................  55        1997           2000         275,280(6)          2.4
LeRoy Rosasco..........................  65        1983           2001       1,000,450(7)          9.0
Robert D. Small........................  67        1983           1999         158,544(8)          1.4
Leon Wolin.............................  71        1991           2000         306,082(9)          2.8
NON-DIRECTOR, EXECUTIVE OFFICERS
Edward H. Sibbald......................  49          --             --          12,600(10)          **
Brad A. Luecke.........................  47          --             --         108,152(11)         1.0
James I. McMahon.......................  44          --             --          11,426(11)(12)      **
Stephen M. Karaba......................  40          --             --          10,540(11)(13)      **
All directors and executive officers as
  a group (12 persons).................                                      4,851,556(14)        43.0%

---------------

   * Assumes Proposal 2 is approved by the stockholders of the Company at the Annual Meeting. See "Proposal 2 -- Amendment of By-laws for Staggered Board."
  ** Less than one percent.

 (1) The address of each principal stockholder is 501 West North Avenue, Melrose Park, Illinois 60160.

 (2) Unless otherwise stated below, each person has sole voting and investment power with respect to all such shares.
 (3) Includes 115,680 shares held by trusts for which Mr. Silveri acts as trustee; 34,832 shares held directly by Mr. Silveri's spouse; 2,100 shares held by trusts for which Mr. Silveri's spouse acts as trustee; and 956,494 shares held by Go-Tane Service Stations, Inc., a company controlled by Mr. Silveri, and the Go-Tane Pension Plan.
 (4) Represents shares held by trusts for which Mr. Woods or his spouse acts as trustee.
 (5) Includes 600 shares held by Mr. DiPaolo's minor grandchild.
 (6) Includes 84,480 shares held by a trust for which Mr. Rizza acts as trustee.
 (7) Includes 220,880 shares held by trusts for which Mr. Rosasco acts as trustee and 168,000 shares held directly by Mr. Rosasco's spouse.
 (8) Includes the indirect ownership of 122,400 shares held in a retirement trust account for the benefit of Mr. Small.

 (9) Includes 305,282 shares held by a trust for which Mr. Wolin acts as trustee.
(10) Includes 1,500 shares subject to currently exercisable options and the indirect ownership of 3,300 shares held in a retirement trust account for the benefit of Mr. Sibbald.
(11) Includes 2,500 shares subject to currently exercisable options.
(12) Includes 4,126 shares held directly by Mr. McMahon's spouse and 4,000 shares held in a IRA account for the benefit of Mr. McMahon's spouse.
(13) Includes 3,000 shares held directly by Mr. Karaba's spouse.
(14) Includes an aggregate of 9,000 shares subject to currently exercisable options. Includes 101,698 shares held in the Company's 401(k) Plan, for which Midwest Trust Services, Inc., a subsidiary of the Company, acts as trustee. The trustee under the 401(k) Plan has sole voting and investment power with respect to such shares.

     E.V. Silveri has served as Chairman of the Board of the Company since 1983. Mr. Silveri was elected a director of Midwest Bank and Trust Company in 1972 and has been Chairman of the Board of Midwest Bank and Trust Company since 1975. He is also a member of the board of directors of Midwest Bank, First Midwest Data Corp., Midwest Trust Services, Inc. and Midwest One Mortgage Services, Inc. Since 1984, Mr. Silveri has been the President and also a director of Go-Tane Service Stations, Inc., a firm he co-founded in 1966.

     Robert L. Woods has served as President and Chief Executive Officer and as a Director of the Company since 1983. Previously, he was the President of Midwest Bank and Trust Company from 1967 to 1992. Mr. Woods also serves as Chairman of the Board of Directors of Midwest Bank. In addition, he is a director of The National Bank of Monmouth, Midwest One Mortgage Services, Inc. and First Midwest Data Corp.

     Angelo DiPaolo has served as a Director of the Company since 1983. He has also served as a director of Midwest Bank and Trust Company since 1982. He has served as President of DiPaolo Company, a heavy construction company, and DiPaolo Center, a commercial complex in Glenview, Illinois, since 1963.

     Daniel Nagle has served as a Director of the Company and as a director of Midwest Bank and Trust Company since 1983 and 1975, respectively. He also has served as a director of Midwest Bank since 1991 and Midwest Trust Services, Inc. since 1994. Mr. Nagle is an attorney with the law firm of Nagle & Nagle.

     Joseph Rizza has served as a Director of the Company since April 1997. He was elected a director of Midwest Bank in 1994. Mr. Rizza is the owner of Joe Rizza Enterprises which owns several automobile dealerships and financial service companies in the Chicago metropolitan area.

     LeRoy Rosasco has served as a Director of the Company since 1983. He has also served as a director of Midwest Bank and Trust Company since 1969. Mr. Rosasco has been the owner and President of ProTacTic Golf, Inc. since 1996. Prior thereto, Mr. Rosasco was a private investor with LPR Enterprises, Inc., a real estate investment firm, for 10 years.

     Robert D. Small has served as a Director of the Company since 1983. He was originally elected to serve as a director of Midwest Bank and Trust Company in 1974. He has previously served as President and director of Midwest Bank of McHenry County from 1989 to 1993. Mr. Small has been President of Small's Furniture City since 1980.

     Leon Wolin has served as a Director of the Company since 1991. He was elected a director of Midwest Bank and Trust Company in 1989. Mr. Wolin has served as a director of Midwest Bank since 1996. Mr. Wolin has been President of both Wolin-Levin, Inc., a real property management and consulting firm, and Price Associates, Inc., a real estate appraisal and consulting firm, since 1950.

     Edward H. Sibbald was named Executive Vice President and Chief Financial Officer of the Company in October 1997. Previously, Mr. Sibbald served as Senior Vice President -- Administration since 1991. Mr. Sibbald also serves as Chairman of the Executive Committee and director of The National Bank of Monmouth and as a director of Midwest Bank of McHenry County. In addition, he is a Vice President and a director of Midwest One Mortgage Services, Inc., and serves as a director of First Midwest Data Corp.

     Brad A. Luecke has served as President and Chief Executive Officer and a director of Midwest Bank and Trust Company since 1991. Mr. Luecke also serves as Trust Officer and director of Midwest Trust Services, Inc. and as a director of Midwest One Mortgage Services, Inc.

     James I. McMahon has served as President and Chief Executive Officer and a director of Midwest Bank since 1991. Mr. McMahon has been a Vice President of the Company since 1987. He was elected President of Midwest One Mortgage Services, Inc. in 1997. He has served as director of Midwest One Mortgage Services, Inc. and Midwest Trust Services, Inc. since 1994.

     Stephen M. Karaba has served as President of Midwest Bank of McHenry County since 1994. Previously, Mr. Karaba was an Executive Vice President of Midwest Bank of McHenry County and served as Vice President -- Commercial Lending of Illinois State Bank, and subsequently, Midwest Bank and Trust Company beginning in 1989. Mr. Karaba has been a director of Midwest Bank of McHenry County, Midwest Trust Services, Inc. and Midwest One Mortgage Services, Inc. since 1994.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of eight (8) directors each serving one-year terms that expire at the next annual meeting of stockholders.

     If Proposal 2 concerning the classification of the Board of Directors is adopted at the Annual Meeting (see "Proposal 2 -- Amendment of By-laws for Staggered Board"), proxies solicited by the Board of Directors will be voted for the election of Messrs. Woods and Small to Class I of the Company's Board of Directors for initial terms expiring at the 1999 Annual Meeting of Stockholders; the election of Messrs. DiPaolo, Rizza and Wolin to Class II of the Company's Board of Directors for initial terms expiring at the 2000 Annual Meeting of Stockholders; and the election of Messrs. Silveri, Nagle and Rosasco to Class III of the Company's Board of Directors for initial terms expiring at the 2001 Annual Meeting of Stockholders. If Proposal 2 is not adopted, the proxies solicited by the Board of Directors will be voted for the election of the nominees herein named, each to serve until the 1999 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

     In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe the nominees will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets regularly and may schedule special meetings as needed. During fiscal year 1997, the Board of Directors of the Company held nine meetings primarily related to general company matters. Each of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal year 1997.

     The Board of Directors of the Company maintains an Audit Committee. The Audit Committee recommends the annual appointment of the Company's auditors and reviews the scope and results of the audit and other services provided by the Company's independent auditors. The Audit Committee consists of Messrs. Nagle, Rosasco, Small and Wolin. The Audit Committee met once in fiscal year 1997. The Board of Directors also functions as a Compensation Committee for the purpose of administering the Company's 1996

Stock Option Plan, and otherwise is responsible for determining the compensation of the Company's executive officers.

DIRECTORS' COMPENSATION


     All Directors of the Company receive fees of $12,000 per year for serving on the Board. Except for Joseph Rizza and Robert Small, all Directors of the Company are also members of the board of directors of Midwest Bank and Trust Company. Five Directors of the Company also serve on the board of directors of Midwest Bank, and Robert L. Woods also serves on the board of directors of The National Bank of Monmouth. Each director of the Company's subsidiaries receives between $4,200 and $10,400 per year in base directors' fees. Each subsidiary maintains its own fee structure for director compensation. Certain subsidiaries also provide fees for director participation in specific board of directors committees (such as loan committees, audit committees and executive committees) which range between $420 and $4,200 annually. One Director of the Company, Daniel Nagle, also serves as Secretary and receives an annual fee not exceeding $12,000 for legal services rendered to the board of directors of Midwest Bank and Trust Company and Midwest Bank.


EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the President and Chief Executive Officer and other executive officers of the Company who earned and/or received salary and bonus in excess of $100,000 in fiscal years 1997, 1996 and 1995 ("Named Executive Officers"). No other executive officer of the Company earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
                                  ---------------------------------------    SECURITIES
                                                             OTHER ANNUAL    UNDERLYING    ALL OTHER
                                         SALARY     BONUS    COMPENSATION     OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     ($)       ($)         ($)            (#)           ($)
---------------------------       ----   -------   -------   ------------    ----------   ------------
Robert L. Woods.................  1997   325,000   150,000      39,550(1)           0        12,072(2)
  President and Chief             1996   300,000   150,000      30,950(1)           0        11,462(2)
  Executive Officer               1995   250,000   100,000      27,175(1)           0        10,994(2)
Edward H. Sibbald...............  1997   133,500    29,931      13,650(3)       7,000         6,160(4)
  Executive Vice President        1996   126,000    25,313      13,300(3)       6,000         5,815(4)
  and Chief Financial Officer     1995   119,000    24,487       6,125(3)           0         4,262(4)
Brad A. Luecke..................  1997   165,000    23,967      19,530(5)       7,000         6,029(4)
  President, Midwest Bank         1996   155,000    31,140      15,325(5)      10,000         5,938(4)
  and Trust Company               1995   145,000    35,000      16,137(5)           0         5,775(4)
James I. McMahon................  1997   150,000    29,462      15,920(6)       7,000         4,327(4)
  President, Midwest Bank         1996   140,000    28,584      10,566(6)      10,000         4,318(4)
                                  1995   130,000    30,500       5,869(6)           0         4,200(4)
Stephen M. Karaba...............  1997   100,000    29,082       9,000(7)       7,000         4,231(8)
  President, Midwest Bank         1996    90,000    18,325       7,300(7)      10,000         4,214(4)
  of McHenry County               1995    80,000    16,000       3,425(7)           0         3,080(4)

---------------

(1) Consists of directors' fees of $34,150, $26,150 and $22,375 in 1997, 1996 and 1995 respectively, and an automobile allowance of $5,400 in 1997 and $4,800 in each of 1996 and 1995.
(2) Consists of a matching contribution made by the Company pursuant to the Company's 401(k) Plan of $8,414, $7,917 and $7,700 in 1997, 1996 and 1995,
    respectively, and life insurance premiums paid by the Company on behalf of Mr. Woods in the amount of $3,658 in 1997, $3,545 in 1996 and $3,294 in 1995.
(3) Consists of directors' fees of $8,850, $8,500 and $6,125 in 1997, 1996 and 1995, respectively, and an automobile allowance of $4,800 in each of 1997 and 1996.

(4) Consists of a matching contribution made by the Company pursuant to the Company's 401(k) Plan.
(5) Consists of directors' fees of $13,900, $11,900 and $11,000 in 1997, 1996 and 1995 and membership fees of $5,630, $3,425 and $5,137 in 1997, 1996 and
    1995, respectively.
(6) Consists of directors' fees of $4,200 in 1997 and $3,600 in each of 1996 and 1995, membership fees of $2,885, $2,220 and $275 in 1997, 1996 and 1995, respectively, and tuition reimbursement of $8,835, $4,746 and $1,994 in 1997, 1996 and 1995, respectively.
(7) Consists of directors' fees of $4,200, $3,800 and $3,425 in 1997, 1996 and 1995 respectively, and an automobile allowance of $4,800 and $3,500 in 1997 and 1996, respectively.

(8) Consists of a matching contribution of $3,611 made by the Company pursuant to the Company's 401(k) Plan and $620 in life insurance premiums paid by the Company.


     The information presented below summarizes certain information about the Common Stock underlying options which were granted in 1997 by the Company to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                                 ----------------------------------------------------    POTENTIAL REALIZABLE
                                 NUMBER OF     PERCENT OF                               VALUE AT ASSUMED ANNUAL
                                 SECURITIES      TOTAL                                   RATES OF STOCK PRICE
                                 UNDERLYING     OPTIONS                                      APPRECIATION
                                   OPTION      GRANTED TO    EXERCISE OF                    FOR OPTION TERM
                                  GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
             NAME                   (#)       FISCAL YEAR      ($/SH)         DATE        5%($)        10%($)
             ----                ----------   ------------   -----------   ----------   ---------    ----------
Edward H. Sibbald..............    7,000          14.3%        $12.75       12/31/07     $56,129      $142,242
Brad A. Luecke.................    7,000          14.3          12.75       12/31/07      56,129       142,242
James I. McMahon...............    7,000          14.3          12.75       12/31/07      56,129       142,242
Stephen M. Karaba..............    7,000          14.3          12.75       12/31/07      56,129       142,242

     The following table summarizes the number and value of stock options relating to Common Stock that were unexercised at December 31, 1997. No stock options were exercised by the Named Executive Officers during 1997.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                                              NUMBER OF SECURITIES
                                     SHARES                  UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                   ACQUIRED ON    VALUE         OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                    EXERCISE     REALIZED          YEAR-END(#)             FISCAL YEAR-END($)
              NAME                     (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
              ----                 -----------   --------   -------------------------   -------------------------
Edward H. Sibbald................       0           0             1,500/11,500                 7,313/23,688
Brad A. Luecke...................       0           0             2,500/14,500                12,188/38,313
James I. McMahon.................       0           0             2,500/14,500                12,188/38,313
Stephen M. Karaba................       0           0             2,500/14,500                12,188/38,313

REPORT ON EXECUTIVE COMPENSATION FOR 1997 PERIOD

     The Board of Directors is responsible for making decisions regarding executive officers' compensation, including bonuses and other benefits. The full Board also acts as the Compensation Committee for purposes of administering the Company's 1996 Stock Option Plan and determines the awards granted thereunder.

     The Board of Directors has developed a compensation program which is comprised of salary, annual cash incentive bonuses, long-term incentives in the form of stock options and other benefits typically offered to executives by corporations similar to the Company. The Board of Directors recognizes that attracting and retaining key executives is critical to the Company's long term success. The Board has set certain guidelines regarding executive officers' compensation. Each executive officer is reviewed annually, and that officer's compensation is based on that individual's contribution to the Company.

     The Board of Directors has reviewed compensation structures and other information from various sources, including, among others, The Illinois Bankers Association and Sheshunoff Information Services. Although no company is an exact match, consideration was given to salaries and bonuses that are paid to executives at similar community bank holding companies. Additional considerations were the greatly increased responsibilities of running a public company, the individual's contributions to the Company and individual's experience and tenure with the Company.

     The salary of Mr. Robert L. Woods, the Company's Chief Executive Officer, was set at $325,000 for fiscal 1997, an increase of $25,000 over the amount paid in 1996. His salary was determined based on corporate results over the past five years, plus a review of his individual performance. Mr. Woods also received a bonus of $150,000 in 1997. In making decisions regarding CEO compensation, the Board of Directors took into account results of operations of the Company, conditions in the banking industry as a whole and Mr. Wood's long-term contributions to the Company. Mr. Woods has been with the Company for over 36 years.

     The Internal Revenue Code limits the deductions a publicly held company may take for compensation paid to its most highly paid executive officers. Typically, salaries and bonuses in excess of $1 million (excluding performance-based compensation) which are paid in one tax year cannot be deducted. The Board of Directors did not consider this section of the Internal Revenue Code when establishing compensation because current executive salaries and bonuses are well below the $1 million threshold.

                                          BOARD OF DIRECTORS

                                          E.V. Silveri
                                          Robert L. Woods
                                          Angelo DiPaolo
                                          Daniel Nagle
                                          Joseph Rizza
                                          LeRoy Rosasco
                                          Robert D. Small
                                          Leon Wolin

EMPLOYMENT AGREEMENTS

     The Company and certain subsidiaries of the Company have entered into separate Transitional Employment Agreements with each of the Named Executive Officers and certain other officers of the Company's subsidiaries. The Transitional Employment Agreements are designed to minimize the impact of change in control transactions on the performance of key officers and executives. In the event of a "change in control" (generally, the acquisition of 50% or more of the voting power or the sale of more than 40% of the assets of the Company or the relevant subsidiary), the agreements require the Company, the relevant subsidiary or any successor, as the case may be, to continue the employment of the affected officers for either 12 or 24 months in their respective positions and at their respective salaries (including directors' fees, if any) with the right to participate in new or continuing bonus, incentive, benefit and other plans. In the event the employment of an officer is terminated by (i) the officer for any reason during the first year following the change in control (subject to the requirement that certain officers must wait 90 days following the change of control to exercise such right of termination), (ii) by an acquiror for any reason other than death, disability or cause, or (iii) due to constructive discharge (e.g., a reduction in salary or benefits, a material diminution in title, duties or responsibilities, or a significant change in hours worked or location), the acquiror is obligated to continue the affected officer's salary (including directors' fees, if any) for 12 or 24 months after the termination of employment.

1996 STOCK OPTION PLAN

     Under the Company's 1996 Stock Option Plan (the "Plan"), incentive stock options and nonqualified stock options may be granted to executives, key personnel, consultants and nonemployee directors of the

Company. The incentive stock options granted under the Plan will be qualified as such under the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to offer executives, key personnel, consultants and nonemployee directors stock-based incentives in the Company, thereby giving them a stake in the Company's growth and prosperity and encouraging them to continue their services with the Company and its subsidiaries. The Plan permits the grant of options to purchase up to 500,000 shares of Common Stock. In the event of corporate changes affecting the Common Stock such as stock splits, stock dividends, reorganizations, mergers or consolidations, appropriate adjustments will be made in the number of shares for which options may thereafter be granted under the Plan and the option price and the number of shares subject to outstanding options granted pursuant to the Plan. Incentive stock options may be granted only to employees of the Company. Nonqualified stock options may be granted to all employees of, and consultants who provide services to, the Company or its subsidiaries. Options may be granted to employees or consultants at any time and from time to time in the sole discretion of the Board of Directors acting as the Compensation Committee. The full Board of Directors currently serves as the Compensation Committee. No employee or consultant may receive options covering more than 100,000 shares in any single fiscal year.

401(K) PLAN


     The Company maintains a 401(k) Plan, which is designed to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). An employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one year of service with the Company (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer not more than 15% of his or her compensation by directing the Company to contribute such amount to the 401(k) Plan on such employee's behalf. The Company may elect to make matching contributions equal to the participating employee's contribution plus 1%, subject to a maximum matching contribution of no more than 5% of the participant's salary.



     Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested at all times in their contributions and vest in employer matching contributions in one-third increments, becoming fully vested in employer contributions after three years of service. Distributions from the 401(k) Plan are made upon termination of service, retirement, disability or death in a lump sum or in annual installments. Midwest Trust Services, Inc., a subsidiary of the Company, acts as trustee for the 401(k) Plan. Participants in the 401(k) Plan can choose from a number of investment vehicles, including investment in the Company's Common Stock. The trustee has sole voting and investment power with respect to all shares of the Company's Common Stock held in each participant's account under the 401(k) Plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors functions as the Compensation Committee for purposes of administering the Company's 1996 Stock Option Plan, and otherwise is responsible for determining the compensation of the Company's executive officers. Robert L. Woods, President and Chief Executive Officer of the Company, serves on the Board of Directors.

     Angelo DiPaolo, a Director of the Company, and four companies controlled by Mr. DiPaolo received loans and lines of credit from the Company which had an aggregate outstanding loan balance of $8.9 million as of December 31, 1997. Each loan was made in the ordinary course of business on terms substantially the same as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Midwest Bank and Trust Company has contracted with a general construction contractor for renovations at its Elmwood Park location. A company controlled by Angelo DiPaolo is a subcontractor for the renovation project. The work to be performed by Mr. DiPaolo's company has an estimated value of $90,000.

TRANSACTIONS WITH CERTAIN RELATED PERSONS


     The Company's current policy provides that all loans made by the Company to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1997, the Company's directors and executive officers had loans outstanding, whose individual aggregate indebtedness to the Company exceeded $60,000, totaling approximately $10.3 million in the aggregate, which represented 19.4% of total stockholders equity as of that date. Such loans were made by the Company in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL 2 -- AMENDMENT OF BY-LAWS FOR STAGGERED BOARD

GENERAL


     The Board of Directors has approved an amendment to Article III, Section
3.2 of the Company's By-laws to classify the Company's Board of Directors into three classes of directors serving staggered three-year terms (the "Staggered Board Amendment"). The complete text of the Staggered Board Amendment is provided in Appendix A (Section 3.2) and the following description of the Staggered Board Amendment is qualified in its entirety by reference to Appendix A.



DESCRIPTION OF THE STAGGERED BOARD AMENDMENT



     The By-laws currently provide for a single class of directors. The Staggered Board Amendment would classify the Board of Directors into three classes of directors serving staggered terms and provide that the number of directors may be increased or decreased from time to time. Each director will hold office until his successor is elected and qualified or until his earlier resignation or removal. Under the Delaware General Corporate Law, members of a staggered board may only be removed for cause unless the Certificate of Incorporation provides otherwise. The Company's Certificate of Incorporation does not provide for removal of directors without cause.



     The By-laws currently provide that the term of office for each director is one year. If the Staggered Board Amendment is approved, the slate of eight directors proposed for election at the 1998 Annual Meeting would be elected to three separate classes with assigned terms of from one to three years, as follows: directors in Class I, consisting of two directors, would be elected for a one-year term expiring at the 1999 Annual Meeting; directors in Class II, consisting of three directors, would be elected for two-year terms expiring at the 2000 Annual Meeting; and directors in Class III, consisting of three directors, would be elected for three-year terms expiring at the 2001 Annual Meeting. Beginning with the 1999 Annual Meeting, only one class of directors would be elected at each Annual Meeting, the directors so elected would succeed the directors of the class whose term was then expiring and each newly elected director would serve for a three-year term. If the Staggered Board Amendment is not approved, the eight nominees named herein will be nominated to serve for a one-year term ending at the 1999 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. See "Proposal
1 -- Election of Directors" for information regarding the individual nominees for director.



REASONS FOR THE STAGGERED BOARD AMENDMENT


     The Board of Directors believes that a classified board would serve the best interests of the Company and its stockholders by promoting the continuity and stability of the Company and its business. The Board also believes that a classified board would better enable the Board to protect the interests of stockholders in the event that another entity seeks to accumulate a substantial amount of the Company's Common Stock in order to gain control of the Company or replace its management. A corporate raider may accumulate a substantial equity position in a public company as a prelude to proposing a takeover, a restructuring or a sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken without advance notice to or consultation with the target company's board of directors or management. The purchaser may have its own agenda and little or no concern for the interests of other stockholders. In many cases, the purchaser seeks representation on the target company's board in order to increase the likelihood that any such transaction will be consummated. If the target company resists these efforts to obtain board representation, the purchaser may initiate a proxy contest to have itself or its nominees elected to the board in place of certain directors or the entire board.

     The Board believes that if such a purchaser acquired a significant or controlling interest in the Company's Common Stock, the purchaser's ability to promptly remove and replace the Board without the Board's consent would severely curtail the directors' ability to negotiate effectively with the purchaser. The threat of imminent removal also would deprive the Board of the time and opportunity necessary to evaluate appropriately any takeover proposal, to obtain and study alternative proposals and to help ensure that the best price would be obtained in any transaction involving the Company. The Board believes that such a sudden change in its membership could also be harmful to the continuity of the Company's operations, deprive stockholders of maximum value for their shares and jeopardize the rights of the minority stockholders.


     Under a three-class structure, at least two annual stockholder meetings, instead of one, would generally be required for such an acquiror to obtain control of the Board of Directors by electing a majority of its representatives to the Board. The Staggered Board Amendment is designed to make it more time-consuming to obtain majority control of the Board without its consent, and thus reduce the vulnerability of the Company to an unsolicited takeover proposal or to an unsolicited proposal for the restructuring or sale of all or part of the Company or to enter into any other extraordinary transaction. The Board believes that the Staggered Board Amendment will serve to encourage any person intending to attempt such a takeover or other transaction to negotiate with the Board, and that the Board therefore will be better able to protect the interests of all of the Company's stockholders.



     Takeovers and changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Board and management may not necessarily be detrimental to the Company and its stockholders. The adoption of the Staggered Board Amendment could discourage or frustrate future attempts to acquire control of the Company that are not approved by the incumbent Board, but which a majority of the stockholders deem to be in their best interests. One of the effects of the Staggered Board Amendment may be to discourage prospective acquirors from making tender offers for, or open market purchases of, shares of the Company's Common Stock. As tender offers are often made at a premium above market price, and as large purchases made in the open market often result in temporary fluctuations in the market price of such shares, stockholders may be denied the opportunity to sell their shares at prices in excess of historic market prices if the proposed amendment discourages such tender offers or open market purchases.



     The Staggered Board Amendment is intended to encourage persons seeking to acquire control of the Company to initiate such transaction through arms-length negotiations with the Company's Board of Directors. The Board is charged with protecting the interests of the Company and its stockholders. The Staggered Board Amendment can help prevent the bidder's use of coercive tactics, which can deprive the Board of the opportunity to review and evaluate a takeover proposal, seek alternative transactions, help protect the interests of the Company as an on-going enterprise and, if the Company is to be acquired, obtain the most beneficial terms for all stockholders. These provisions will better ensure that neither the Board nor stockholders are coerced into a transaction that is of primary benefit only to the acquiror. They are also intended to help ensure that the Board will be given ample time to review and evaluate any acquisition proposal and if appropriate, to seek alternative proposals, and to arrive at a result which is in the best interests of the Company, its stockholders and employees. Stockholders are urged to carefully review all discussions under Proposal 2 and the full text of the proposed Staggered Board Amendment included in Appendix A (Section 3.2).



     Approval of the Staggered Board Amendment will require the affirmative vote of a majority of the outstanding shares of Common Stock, present or represented by proxy and entitled to vote at the Annual Meeting.

CERTAIN ANTI-TAKEOVER EFFECTS OF THE CERTIFICATE OF INCORPORATION, BY-LAWS AND DELAWARE LAW


     General. Certain other provisions of the Certificate of Incorporation, By-laws and the DGCL may have the effect of impeding the acquisition of control of the Company by means of a tender offer, a proxy fight, open-market purchase or otherwise in a transaction not approved by the Board of Directors. These provisions may have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors but which individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. Such provisions will also render the removal of the current Board of Directors or management of the Company more difficult.


     The provisions of the Certificate of Incorporation and By-laws described below are designed to reduce, or have the effect of reducing, the vulnerability of the Company to an unsolicited proposal for the restructuring or sale of all or substantially all of the assets of the Company or an unsolicited takeover attempt which is unfair to stockholders. The following description of certain of the provisions of the Certificate of Incorporation and By-laws of the Company is necessarily general and is qualified in its entirety by reference to the Certificate of Incorporation and By-laws of the Company.

     Authorized Shares. The Certificate of Incorporation authorizes the issuance of 17,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. The shares of Common Stock and Preferred Stock have been authorized in an amount which provides the Board of Directors with flexibility to effect, among other things, transactions, financings, acquisitions, stock dividends, stock splits and employee stock options. However, these authorized shares may also be used by the Board of Directors consistent with its fiduciary duty to deter future attempts to gain control of the Company. The Board of Directors also has sole authority to determine the terms of any one or more series of Preferred Stock, including voting rights, conversion rates, and liquidation preferences. As a result of the ability to fix voting rights for a series of Preferred Stock, the Board of Directors has the power to the extent consistent with its fiduciary duty to issue a series of Preferred Stock to persons friendly to management in order to attempt to block a merger or other transaction by which a third party seeks control, and thereby assist the incumbent Board of Directors and management to retain their respective positions.

     Classified Board of Directors; Filling of Board Vacancies and Qualifying Shares. The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, amendments to the By-laws to implement a classified Board of Directors with staggered terms. Upon adoption of these amendments, the Board of Directors will be divided into three classes, each of which will contain approximately one-third of the whole number of the members of the Board of Directors. Each class will serve a staggered three-year term, with approximately one-third of the total number of Directors being elected each year. Under the DGCL, members of a staggered board may only be removed for cause unless the Certificate of Incorporation provides otherwise. The Certificate of Incorporation does not provide for removal of directors without cause. The staggered board is intended to provide for continuity of the Board of Directors and to make it more difficult and time consuming for a stockholder group to fully use its voting power to gain control of the Board of Directors without the consent of the incumbent Board of Directors.

     The By-laws provide that the number of the Directors shall be eight. The By-laws also provide that any vacancy occurring on the Board of Directors, including a vacancy created by an increase in the number of Directors, will be filled for the remainder of the unexpired term by a majority vote of the Directors then in office.

     The By-laws also provide that each person, in order to be eligible to serve as a Director, must own, of record or beneficially, at least 120,000 shares of Common Stock.

     Cumulative Voting; Action by Written Consent and Stockholder Meetings. The Certificate of Incorporation does not provide for cumulative voting for any purpose. The Certificate of Incorporation and By-laws also provide that any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting and may not be effected by written consent in lieu of a meeting. The By-laws provide that special meetings of the stockholders may only be called by the Chairman or the President of the Company or a majority of the Board of Directors.

     Delaware Business Combination Statute. Section 203 of the DGCL provides that, subject to certain exceptions specified therein, an "interested stockholder" of a Delaware corporation shall not engage in any business combination, including mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the time that such stockholder becomes an interested stockholder unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (iii) at or subsequent to such time the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as otherwise specified in Section 203, an interested stockholder is defined to include any person that is (x) the owner of 15% or more of the outstanding voting stock of the corporation, or (y) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination; and the affiliates and associates of any such person.

     Under certain circumstances, Section 203 makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period. The Company has not elected to be exempt from the restrictions imposed under Section 203. The provisions of Section 203 may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors of the Company since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction which results in any such person becoming an interested stockholder. Such provisions also may have the effect of preventing changes in the management of the Company. It is possible that such provisions could make it more difficult to accomplish transactions which the Company's stockholders may otherwise deem to be in their best interests.


     Amendment of the Certificate of Incorporation and By-laws. The Certificate of Incorporation provides that the affirmative vote of the holders of at least 66 2/3% of the voting stock, voting together as a single class, is required to amend provisions of the Certificate of Incorporation prohibiting stockholder action without a meeting or specifying the vote required to amend such provisions. The By-laws currently may be amended by a majority vote of the stockholders present or represented at a duly called meeting or the Board of Directors. See "Proposal 3 -- Amendment of By-laws to Require Two-Thirds Stockholder Vote to Amend or Repeal Certain By-law Provisions."


     Certain By-law Provisions. The By-laws of the Company also require a stockholder who intends to nominate a candidate for election to the Board of Directors, or to raise new business at an annual stockholder meeting, to provide advance notice of at least 120 days to the Company. The notice provision requires a stockholder who desires to raise new business at an annual stockholder meeting to provide certain information to the Company concerning the nature of the new business, the stockholder and such stockholder's interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and such proposing stockholder.

     The provisions described above are intended to reduce the Company's vulnerability to takeover attempts and certain other transactions which have not been negotiated with and approved by members of its Board of Directors.

     Attempts to take over corporations have become increasingly common. An unsolicited, nonnegotiated proposal can seriously disrupt the business and management of a corporation and cause it great expense. Accordingly, the Board of Directors believes it is in the best interests of the Company and its stockholders to encourage potential acquirors to negotiate directly with management and that these provisions will encourage such negotiations and discourage nonnegotiated takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at a price that reflects the true value of the Company and that otherwise is in the best interests of all stockholders.


     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE STAGGERED BOARD AMENDMENT.



  PROPOSAL 3 -- AMENDMENT OF BY-LAWS TO REQUIRE TWO-THIRDS STOCKHOLDER VOTE TO
                   AMEND OR REPEAL CERTAIN BY-LAW PROVISIONS



GENERAL



     The Board of Directors has approved an amendment to the By-laws to increase to 66 2/3% of the outstanding voting stock, from a simple majority of the voting stock present and entitled to vote at a meeting, the required percentage of outstanding voting stock of the Company necessary to amend or repeal or adopt any provision inconsistent with certain provisions of the By-laws that have an anti-takeover effect (the "Voting Amendment"). The Voting Amendment would require a two-thirds vote for stockholders to amend or repeal or adopt any provision inconsistent with the By-law provisions that govern: (i) calling of special meetings of stockholders (Section 2.2); (ii) action taken by stockholders at a meeting (Section 2.11); (iii) notice stockholders must give to bring business before a meeting (Section 2.12); (iv) the number, tenure and qualifications of directors (Section 3.2); (v) vacancies and newly-created directorships (Section 3.10); and (vi) amendment of the By-laws by stockholders (Section 13.2). The increased vote requirement to amend or repeal or adopt any provision inconsistent with each of the foregoing By-law provisions will be treated as separate proposals and subject to separate votes at the Annual Meeting.



DESCRIPTION OF BY-LAW PROVISIONS



     The By-law provisions proposed to be included in the Voting Amendment are discussed below. The complete text of each of the subject By-law provisions is provided in Appendix A and the following description of such By-law provisions is qualified in its entirety by reference to Appendix A.



     (a) Special Meetings (Section 2.2). The By-laws provide that special meetings of the stockholders may be called at any time by the Chairman or the President, and shall be called by the President or Secretary at the request, in writing, of a majority of the Board of Directors. This provision prohibits any stockholder from calling a meeting for any purpose.



     (b) Action by Stockholders (Section 2.11). The By-laws state that any action required to be taken or which may be taken at a meeting of stockholders must be effected at a duly called annual or special meeting of the stockholders. The power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied in the By-laws. Stockholders are thus prevented under the By-laws from taking action without a meeting being duly called by the Chairman, President and/or the Board.



     (c) Notice of Stockholder Business (Section 2.12). The By-laws specify that at an annual meeting of the stockholders, only such business can be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting of stockholders, business must be (i) specified in the notice of meeting given by the Board, (ii) otherwise properly brought before the meeting by the Board, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of the stockholders, the stockholder must have the legal right and authority to make the proposal for consideration at the meeting and the stockholder must have given timely notice thereof in writing to the President. To be timely, a stockholder's written notice of intent to make a proposal must be delivered to or mailed and received by the President at the director's principal executive offices of the Company not less than 120 days prior to the meeting. If less than 130 days notice or prior public disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure includes the date of the annual meeting specified in the By-laws, and if the annual meeting is held on such date), notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the day of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the President must set forth (i) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (ii) the name and the record address of the stockholder proposing such business, (iii) the number of shares of stock of the Company which are beneficially owned by such stockholder, and (iv) any material interest of the stockholder in such business. The chairman of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with these procedures.



     The foregoing notice procedures are intended to avoid the possibility of a proposal being made by stockholders in a way that precludes the Board from investigating and adequately assessing the proposal. These provisions require that matters be brought before a meeting in an orderly fashion and sufficiently in advance so that stockholders may be provided adequate information in order to vote on a fully informed basis.



     (d) Number, Tenure and Qualifications (Section 3.2). The By-laws establish the number of directors at eight (8), which number may be increased or decreased from time to time by amendment except as may otherwise be provided in the Certificate of Incorporation. Commencing with the annual meeting of stockholders held in 1998 (and upon approval of the stockholders at the Annual Meeting), the directors will be divided into three (3) classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 annual meeting of stockholders, the term of office of the second class to expire at the 2000 annual meeting of stockholders and the term of office of the third class expiring at the 2001 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification, directors elected by the stockholders to succeed those directors whose terms expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Each director will hold office until his successor is elected and qualified or until his earlier resignation or removal. In addition, each director of the Corporation must own, of record or beneficially, at least 120,000 shares of the Corporation.



     The purpose of the staggered board is discussed under "Proposal
2 -- Staggered Board Amendment." The requirement that each director own 120,000 shares is to ensure that directors' interests are aligned with the interests of stockholders. This provision could have the effect of preventing certain persons, including persons favored by stockholders, from serving on the Board of the Company.



     (e) Vacancies and Newly-Created Directorships (Section 3.10). The By-laws provide that vacancies on the Board of Directors and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any directors so chosen will hold office until their successors are elected and qualified or until their earlier resignation or removal. Stockholders, therefore, cannot take action to create new directorships or fill vacancies. This provision effectively prevents a stockholder from taking control of the Board by creating directorships and filling vacancies.



     (f) Amendment of By-laws by Stockholders (Section 13.2). The By-laws will be amended (upon adoption of the Voting Amendment) to provide that in the event the By-laws are amended by vote of stockholders, the affirmative vote of the holders of at least two-thirds ( 2/3) of the voting power of the outstanding shares of all classes of stock of the Corporation, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with the provisions discussed in paragraphs (a)-(e) above and this paragraph
(f).



     This By-law provision prevents stockholders with less than two-thirds of the voting power from directly changing the foregoing By-law provisions or indirectly by amending the By-law provision establishing the two-thirds vote requirement.



REASONS FOR THE VOTING AMENDMENT



     Increasing the stockholder vote requirement to 66 2/3% of the outstanding voting stock to amend or repeal or adopt any provision inconsistent with the By-law provisions noted above is designed to prevent a stockholder with a simple majority of the Company's stock from avoiding such provisions by amending the By-laws. The Board of Directors believes that the Voting Amendment will have the effect of making it more difficult for stockholders to change the By-law provisions that have an anti-takeover effect or would delay, prevent or impede a change in control of the Company. The effect of the Voting Amendment will be to further discourage potentially unfriendly bids for shares of the Company, since a greater percentage of the Company's outstanding voting stock will be needed before the By-law provisions at issue could be amended, removed or changed to favor an unfriendly bidder of shares of the Company. Further, the Board will have relatively greater control over the By-laws of the Company than the stockholders, because the Board could adopt, alter, amend or repeal the By-laws upon a majority vote by the Board.



     Approval of the Voting Amendment will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Only those By-law provisions that receive the affirmative vote of a majority of the outstanding shares present and entitled to vote will be considered approved as part of the Voting Amendment. The text of the Voting Amendment is discussed under paragraph (f) above and is provided as Section 13.2 in Appendix A, subject only to the inclusion therein of the specific By-law provisions that are separately approved by the stockholders at the Annual Meeting.



          THE BOARD RECOMMENDS THAT YOU VOTE FOR THE VOTING AMENDMENT


       PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Crowe, Chizek and Company LLP as independent auditors for the Company for the year ending December 31, 1998, subject to ratification of such appointment by the stockholders.

     Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Crowe, Chizek and Company LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received prior to December 16, 1998, by the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The By-laws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the By-laws, only business brought by or at the direction of the Board of Directors may be conducted at a annual meeting. The By-laws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred thirty (130) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the United States Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                          By Order of the Board of Directors

                                          DANIEL NAGLE
                                          Secretary

Chicago, Illinois

April 15, 1998


       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN,
      DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A


                               BY-LAW PROVISIONS


     Section 2.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman or the President, and shall be called by the President or Secretary at the request, in writing, of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

     Section 2.11 Action by Stockholders. Any action required to be taken or which may be taken at a meeting of stockholders must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     Section 2.12 Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of the stockholders, the stockholder must have the legal right and authority to make the proposal for consideration at the meeting and the stockholder must have given timely notice thereof in writing to the President of the Corporation. To be timely, a stockholder's written notice of intent to make a proposal or proposals must be personally delivered to or mailed by United States mail, postage prepaid and received by the President of the Corporation at the principal executive offices of the Corporation not less than 120 days prior to the meeting; provided however, that in the event that less than 130 days notice or prior public disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure shall include the date of the annual meeting specified in these By-laws, if such By-laws have been filed with the Securities and Exchange Commission and if the Annual Meeting is held on such date), notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the day of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the President shall set forth as to each item of business the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (b) the name and the record address of the stockholder or stockholders proposing such business, (c) the number of shares of stock of the Corporation which are beneficially owned by such stockholder or stockholders, and (d) any material interest of the stockholder in such business. The chairman of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with this
Section 2.12. Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.12.


     Section 3.2 Number, Tenure and Qualifications. The number of directors shall be eight (8). The number may be increased or decreased from time to time by amendment of this Section except as may otherwise be provided in the Certificate of Incorporation. Commencing with the annual meeting of stockholders held in 1998, the directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 annual meeting of stockholders, the term of office of the second class to expire at the 2000 annual meeting of stockholders and the third class expiring at the 2001 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification, directors elected by the stockholders to succeed those directors whose term expires shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal. In addition, each director of the Corporation shall own, of record or beneficially, at least 120,000 shares of the Corporation.


     Section 3.10 Vacancies and Newly-Created Directorships. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until their successors are elected and qualified or until their earlier resignation or removal.


     Section 13.2 Amendment by Stockholders. Notwithstanding any other provision of the Restated Certificate of Incorporation or these By-laws of the Corporation to the contrary and notwithstanding that a lesser percentage may be specified by law, in the event these By-laws shall be amended by vote of stockholders, the affirmative vote of the holders of at least two-thirds ( 2/3) of the voting power of the outstanding shares of all classes of stock of the Corporation, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with Sections 2.2, 2.11, 2.12, 3.2,
3.10 or 13.2 of these By-laws.

                                                                           PROXY
                           MIDWEST BANC HOLDINGS, INC.

                              501 West North Avenue
                          Melrose Park, Illinois 60160

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned stockholder(s) of Midwest Banc Holdings, Inc., a Delaware corporation (the "Company"), does (do) hereby constitute and appoint Londi J. Arquilla, Robert Figarelli and Peggy L. Andersen, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of said corporation to be held at Elmcrest Banquets by Biancalana, 7370 West Grand Avenue, Elmwood Park, Illinois 60707, on May 20, 1998, at 2:00 p.m. and at any adjournment thereof, and to vote all the shares of Midwest Banc Holdings, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.



          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR ALL" of the eight nominees for director, "FOR" the amendment of the Company's By-laws to provide for staggered terms for the Company's Board of Directors, "FOR" the amendment of the Company's By-laws to increase to 66 2/3% of the outstanding voting stock the required percentage of voting stock needed to amend or repeal or adopt any provision inconsistent with certain By-law provisions, and "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                                ENCLOSED ENVELOPE
                     (Continued and to be signed on reverse)


--------------------------------------------------------------------------------


                           MIDWEST BANC HOLDINGS, INC.
     PLEASE MARK VOTE [OVAL] IN THE FOLLOWING MANNER USING DARK INK ONLY

[                                                                              ]

                                                      For   Withheld   For All
                                                      All   For All    Except

1. The election of eight (8) members of the           [ ]     [ ]       [ ]
   Company's Board of Directors.

Nominees:  E.V. Silveri, Robert L. Woods, Angelo
DiPaolo, Daniel Nagle, Joseph Rizza, LeRoy Rosasco,
Robert D. Small, and Leon Wolin.

Instructions: To withhold authority to vote for any individual nominee, write that nominee in the space provided below.

----------------------------------------------------


                                                      For   Against   Abstain

2. The amendment of the Company's By-laws to          [ ]     [ ]       [ ]
   provide for staggered terms for the
   Company's Board of Directors.


3. Amendment of the Company's By-laws to increase to 66 2/3% of the outstanding voting stock the required percentage of voting stock needed to amend or repeal or adopt any provision inconsistent with the following By-law provisions:

                                                      For   Against   Abstain

   a. Calling of special meetings of stockholders     [ ]     [ ]       [ ]
      (Section 2.2)
                                                      For   Against   Abstain

   b. Action taken by stockholders at a meeting       [ ]     [ ]       [ ]
      (Section 2.11)
                                                      For   Against   Abstain

   c. Notice stockholders must give to bring          [ ]     [ ]       [ ]
      business before a meeting (Section 2.12)
                                                      For   Against   Abstain

   d. The number, tenure and qualifications of        [ ]     [ ]       [ ]
      directors (Section 3.2)
                                                      For   Against   Abstain

   e. Vacancies and newly-created directorships       [ ]     [ ]       [ ]
      (Section 3.10)
                                                      For   Against   Abstain

   f. Stockholder vote required to amend (a)-(e)      [ ]     [ ]       [ ]
      above and this provision (f) (Section 3.12)

                                                      For   Against   Abstain

4. The ratification of the appointment of Crowe,      [ ]     [ ]       [ ]
   Chizek and Company LLP as independent
   auditors of the Company for the fiscal year ending December 31, 1998.


                         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                         ----------------------------------------------------
                         Signature


                         ----------------------------------------------------
                         Signature if held jointly

                         DATED
                              -----------------------------------------------